UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2002

                                EYECITY.COM, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     0-27561

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                            (Commission File Number)


                                   11-3327465

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                        (IRS Employer Identification No.)


                               199 Lafayette Drive
                             Syosset, New York 11791

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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 496-6070

Item 2. Acquisition or Disposition of Assets.

         See Item 5 below.


Item 5.   Other Events


         On February 7, 2002, we closed an agreement, dated as of January 1, 2002, with Vista Acquisition LLC, Ocular Insight Corp., Paxton Ventures Corp. and Mark H. Levin, our Chief Executive Officer. Pursuant to the agreement, we acquired a majority of the common stock and all of the Series A Convertible Preferred Stock of Instant Vision, Inc. in return for the issuance of an aggregate of 453,761 shares our Common Stock and all of our Series A Convertible Preferred Stock. Instant Vision is an eyewear retailer that operates eight locations in Phoenix, Arizona.

         The following table sets forth the number of Instant Vision shares acquired by us and the number of our shares issued to the purchasers:

                      No. of Instant Vision   No. of Instant Vision No. of  EyeCity   No. of  EyeCity
Name of Seller          Common Shares         Preferred Shares      Common Shares     Preferred  Shares
--------------          -------------         ----------------      -------------     ------------------
Vista Acquisition LLC      9,975,680              -0-                9,975,680             -0-
Mark H. Levin                    -0-            45,375                -0-                90,744
Ocular Insight Corp.             -0-            204,193               -0-               408,386
Paxton Ventures Corp.            -0-            204,193               -0-               408,386

         There are 19,149,058 shares of Instant Vision common stock currently outstanding. Each share of Instant Vision preferred stock is convertible into
88.152 shares of Instant Vision common stock, has a liquidation preference of $8.8152135 and carries the number of votes that equal the number of shares of common stock into which it is convertible. Each share of our preferred stock is convertible into 400 shares of our Common Stock, has a liquidation preference of $4.4076067 and carries the number of votes that equal the number of shares of our Common Stock into which it is convertible.

         As of January 1, 2002, Neil Glachman, the principal of Ocular, and Lorenzo A. DeLuca, the trustee of the trust that owns Paxton, joined our board of directors. Mr. DeLuca became the Chairman of the Board and Mr. Glachman became our Chief Operating Officer. Mr. Levin remains as our Chief Executive Officer. Messers DeLuca and Glachman are the managing members of Vista.

         Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired. The requisite financial statements will be filed by amendment not later than 75 days after February 7, 2002, the date of the event.

(b) Pro Forma Financial Information. The requisite pro forma financial information will be filed by amendment not later than 75 days after February 7, 2002, the date of the event.

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

(c)      Exhibits.

         (a) Certificate of Designations of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock of Eyecity.Com, Inc.

         (b) Certificate of Designations of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock of Instant Vision, Inc.

10. Stock Purchase Agreement dated as of January 1, 2002, among Vista Acquisition LLC, Ocular Insight Corp., Paxton Ventures Corp., Mark H. Levin and Eyecity.Com, Inc.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EYECITY.COM, INC.
                                                     (Registrant)


Date: February 22, 2002                              /s/ Mark H. Levin
                                                     --------------------
                                                     Mark H. Levin,
                                                     Chief Executive Officer


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